SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TURBOSONIC TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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TURBOSONIC TECHNOLOGIES, INC.

550 Parkside Drive, Suite A-14
Waterloo, Ontario
Canada N2L 5V4

__________________________________________

NOTICE OF ANNUAL MEETING
OF
STOCKHOLDERS

To Be Held
On
December 11, 2007

__________________________________________

Dear Stockholders,

On Tuesday, December 11, 2007, TurboSonic Technologies, Inc. will hold its Annual Meeting of Stockholders at the Waterloo Inn, 475 King Street North, Waterloo, Ontario, Canada. The meeting will begin at 10:00 a.m., local time.

Only stockholders that own shares of common stock at the close of business on November 2, 2007, can vote at this meeting or any adjournment or postponement thereof. The meeting will be held for the following purposes:

  to elect eight directors to serve for the ensuing year;

  to approve the TurboSonic Technologies, Inc. 2008 Stock Plan;

  to ratify the appointment of Mintz & Partners LLP as our independent auditors for our fiscal year ending June 30, 2008; and

  to transact such other business as may properly come before the meeting.

Egbert Q. van Everdingen
Secretary

Waterloo, Ontario, Canada
November 6, 2007

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and promptly return it in the enclosed, self-addressed envelope. No additional postage is required if mailed within the United States. Any stockholder may revoke his or her proxy at any time before the meeting by giving notice in writing to our Secretary, by granting a proxy bearing a later date or by voting in person at the meeting.

TURBOSONIC TECHNOLOGIES, INC.

550 Parkside Drive, Suite A-14
Waterloo, Ontario
Canada N2L 5V4

__________________________________________

PROXY STATEMENT
__________________________________________

QUESTIONS AND ANSWERS

Q:     WHEN AND WHERE IS THE ANNUAL MEETING?

A:     On Tuesday, December 11, 2007, TurboSonic Technologies, Inc. will hold its Annual Meeting of Stockholders at the Waterloo Inn, 475 King Street North, Waterloo, Ontario, Canada. The meeting will begin at 10:00 a.m., local time.

Q:     WHO IS SOLICITING MY VOTE?

A:     This proxy solicitation is being made by TurboSonic Technologies, Inc. Proxies are being solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by us. We have also arranged for reimbursement of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record. Proxies may also be solicited by our directors, officers and employees, but such persons will not be specifically compensated for such services.

Q:     WHEN WAS THE PROXY STATEMENT MAILED TO STOCKHOLDERS?

A:     This proxy statement was first mailed to our stockholders on or about November 6, 2007.

Q:     WHAT MATTERS AM I VOTING ON?

A:     (1)  The election of eight nominees to serve on our Board of Directors for the ensuing year;

         (2)  The approval of the TurboSonic Technologies, Inc. 2008 Stock Plan; and

         (3)  The ratification of the appointment of Mintz & Partners LLP as our independent auditors for fiscal year 2008.

Q:     HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A:     The Board recommends a vote FOR each of the eight nominees, a vote FOR the approval of the TurboSonic Technologies, Inc. 2008 Stock Plan and a vote FOR the ratification of Mintz & Partners LLP as our independent auditors for fiscal year 2008.

Q:     WHO IS ENTITLED TO VOTE?

A:     Stockholders as of the close of business on November 2, 2007 (the record date) are entitled to vote at the meeting.

Q:     HOW DO I VOTE?

A:     Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each of the nominees, FOR the approval of the 2008 Stock Plan and FOR the ratification of Mintz & Partners LLP as our independent auditors for fiscal year 2008. Stockholders who hold their shares through a bank or broker can also vote via the telephone or Internet if these options are offered by the bank or broker.

Q:     MAY I REVOKE MY PROXY?

A:     You have the right to revoke your proxy at any time before the meeting by:

         (1) giving written notice to such effect to our Secretary, Egbert Q. van Everdingen, at the address shown above;

         (2) voting in person at the meeting; or

         (3) returning a later-dated proxy card.

Q:     WHO WILL COUNT MY VOTES?

A:     Representatives of our transfer agent, American Stock Transfer & Trust Company, will count the votes.

Q:     IS MY VOTE CONFIDENTIAL?

A:     Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to American Stock Transfer & Trust Company and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit American Stock Transfer & Trust Company to tabulate and certify the vote, and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

Q:     HOW MANY SHARES CAN VOTE?

A:     As of November 2, 2007, 15,130,054 shares of common stock were issued and outstanding. Every holder of common stock is entitled to one vote for each share held.

Q:     WHAT IS A QUORUM?

A:     A majority of shares of our common stock outstanding and entitled to vote on November 2, 2007 constitutes a quorum and must be present at the meeting, in person or by proxy, for the meeting to be held for the transaction of business.

Q:     HOW MANY SHARES ARE REQUIRED FOR THE ADOPTION OF A PROPOSAL?

A:     Directors will be elected by a plurality of the votes cast at the meeting. To be adopted, the proposals to ratify the 2008 Stock Plan and to ratify the appointment of Mintz & Partners LLP as our independent auditors must receive the affirmative vote of more than 50% of the shares voting on the matter.

If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. An abstention has the same effect as a vote AGAINST a proposal. Broker non-votes are abstentions by brokers who have proxies that do not have specific voting instructions from their beneficial owners of the shares they hold. Broker non-votes will be counted as part of the quorum. However, broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Q:     WHO CAN ATTEND THE ANNUAL MEETING?

A:     All stockholders on November 2, 2007 can attend. If your shares are held through a broker and you would like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will permit you to attend the meeting.

Q:     HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A:     We do not know of any business to be considered at the meeting other than the proposals described in this proxy statement. If any other business is presented at the meeting, your signed proxy card gives authority to Edward F. Spink, our Chairman, and Egbert Q. van Everdingen, our Secretary, to vote on such matters at their discretion.

Q:     WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

A:     As of November 2, 2007, Dr. Donald R. Spink, Sr., and his related entities, beneficially owned 1,333,070 shares (8.1%) of our common stock. In addition, Dynamis Advisors, LLC beneficially owned 1,621,583 shares (10.0%), Heartland Advisors, Inc. beneficially owned 990,000 shares (6.1%), Bard Associates, Inc. beneficially owned 1,137,275 shares (7.0%), Sprott Asset Management, Inc. beneficially owned 1,033,800 shares (6.4%) and Boston Partners Asset Management LLC beneficially owned 809,990 shares (5.0%). See "Security Ownership."

Q:     WHEN ARE STOCKHOLDERS PROPOSALS FOR NEXT YEAR'S MEETING DUE?

A:     All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Egbert Q. van Everdingen, our Secretary, at the address shown on the first page of this proxy statement, prior to July 9, 2008.

ELECTION OF DIRECTORS

There are currently eight members of the Board. Such members are nominees for election this year: Edward F. Spink, Dr. Donald R. Spink, Sr., Egbert Q. van Everdingen, Richard H. Hurd, Julien J. Hradecky, Glen O. Wright, Andrew T. Meikle and Ken Kivenko.

All directors are elected annually, and serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. If any director is unable to stand for re-election at this meeting, the Board may reduce the Board's size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Edward F. Spink	Director since 1997
Age: 53

Edward F. Spink served as our President and a director from August 27, 1997, the date upon which Turbotak Technologies and Sonic Environmental Systems were consolidated to form our current company, until June 15, 1999. On June 15, 1999, Mr. Spink was elected our Chairman of the Board of Directors and Chief Executive Officer. From 1995 to 1997, he was President and a director of Turbotak. Mr. Spink served as Vice President—Operations of Turbotak from 1989 to 1995. He joined Turbotak in 1982.

Dr. Donald R. Spink, Sr.	Director since 1997
Age: 84

Dr. Donald R. Spink, Sr. served as our Chairman of the Board of Directors from August 27, 1997 until June 15, 1999. He continues to serve as a director and has agreed to provide us with technical advice. Prior thereto and from 1976 he was President and Chairman of Turbotak.

Egbert Q. van Everdingen	Director since 2006
Age: 46

Egbert Q. van Everdingen has served as our President, Secretary-Treasurer and as a director, since June 2006. From August 2003 until June 2006, he was Executive Vice President, with responsibility for all sales, marketing, design and project engineering. Prior thereto and from August 1997, Mr. van Everdingen served as our Vice President Marketing & Sales, Air Pollution Control Systems. Prior thereto and from 1986, he served as project manager and in various product development, sales and marketing positions with Turbotak.

Richard H. Hurd	Director since 1993
Age: 70

Richard H. Hurd served as President from August 1993 to August 1997 and Treasurer from April 1994 to August 1997 of Sonic Environmental Systems, Inc., the predecessor to our company. He has been a director since February 1993 and currently serves as our audit committee chairperson. Mr. Hurd has been President and sole owner of RHB Capital Company Inc., a financial consulting company since 1987. He also acts as a Special Assistant to the Treasurer of the State of New Jersey.

Julien J. Hradecky	Director since 2004
Age: 49

Julien J. Hradecky, P.Eng., has been a director since December 9, 2004. A member of the Professional Engineers of Ontario, Mr. Hradecky, has served since 1991 as Chief Executive Officer of R&J Engineering Corporation, a world leader in the manufacture of pharmaceutical hard gelatin capsule production machinery and related equipment. Since 1994, Mr. Hradecky has served as Secretary and as a director of Meikle Automation Inc., a major manufacturer of industrial automation systems, and in 2007 was elected Chairman of the Board of Directors. He is also the President of Epicenter Inc., a private investment company with a broad range of holdings. Mr. Hradecky serves on two other Boards of Directors: Tacit Research Corporation, a private US-based investment research company, and the Rotary Club of Kitchener-Conestoga.

Glen O. Wright	Director since 2005
Age: 58

Glen O. Wright has been a director of our company since December 2005. Mr. Wright founded Wright, Mogg and Associates Ltd., a pension and benefits consulting firm and served as its Chief Executive Officer from 1980 to 1986, and its Chairperson and Chief Executive Officer until 1996. It was sold in 2000 to Cowan Insurance Group and he continued as Chairman of the Cowan Insurance Group until October 2002. He served as the Chairman of the Workplace Safety and Insurance Board in Ontario from June 1996 to February 2004 and served as Chairman of Hydro One, the agency responsible for electric transmission in Ontario from June 2002 to May 2003. Since February 2004, he has been working on a number of consulting projects through GPark Consulting Ltd., of which he is President. He is currently a director of PrinterOn Corporation and LeanCor Logistics LLC, and was formerly a director for the Institute for Work and Health, Gore Mutual Insurance and the Canadian Broadcasting Corporation, a member of the Wilfrid Laurier University Foundation and a member of the Council for Canadian Unity.

Andrew T. Meikle
Age: 44	Director since 2005

Andrew T. Meikle, P.Eng., has been a director of our company since December 2005. Mr. Meikle, a member of the Professional Engineers of Ontario, is the founder of Meikle Automation, established in 1994, and has since then held the position of President and Chief Executive Officer. Meikle Automation, employs over 350 people in seven divisions across Canada, the US and Mexico with annual sales in excess of CAD 50 million.

Ken Kivenko	Director since 2007
Age: 65

Ken Kivenko, P.Eng., a member of the Professional Engineers of Ontario, is the founder and President of Kenmar Consulting. Kenmar acts as a private consultant in the areas of strategic planning, Total Quality, financing and governance, and was established in January 2001. Prior thereto, he was President and CEO of NBS Technologies, a supplier of credit and ID cards and card personalization equipment, from June 1995 to December 2000. He currently serves on the board of RDM Corporation (HR/Compensation committee and Chair of Disclosure Committee) and Hy-Drive Technologies Ltd. (HR/Compensation committee, Chair of Disclosure Committee) He is the Advisory Committee Chairman for the Small Investor Protection Association in Canada and is a member of the Ontario Securites Commission Continuous Disclosure Advisory Committee.

Edward F. Spink is the son of Dr. Donald R. Spink, Sr.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Executive officers are elected annually by the Board of Directors to hold office until the first meeting of the Board following the next annual meeting of stockholders or until their successors are chosen and qualified.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

APPROVAL OF THE 2008 STOCK PLAN

INTRODUCTION

On October 18, 2007, the Board approved the TurboSonic Technologies, Inc. 2008 Stock Plan, subject to stockholder approval. The 2008 Stock Plan is in addition to the TurboSonic Technologies, Inc. 2000 and 2003 Stock Plans, under which stock options may continue to be granted.

A full copy of the 2008 Stock Plan is attached as Exhibit A. The material features of the 2008 Stock Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the 2008 Stock Plan.

PURPOSE

The purposes of the 2008 Stock Plan are (i) to align the interests of our shareholders and the recipients of options under the plan by increasing the proprietary interest of such recipients in our growth and success, (ii) to advance our interests by attracting and retaining directors, officers, other employees, consultants and advisors and (iii) to motivate such persons to act in the long-term best interests of our shareholders. For purposes of the plan, references to employment by us shall also mean employment by a subsidiary.

ADMINISTRATION

The 2008 Stock Plan will be administered by our board of directors or, if the board of directors so elects, by a committee designated by the board of directors consisting of three or more directors. Each member of the committee must be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. As used herein, the term "Committee" means our Board of Directors if no such committee is designated, and means such stock option committee during such times as it is so designated.

The Committee selects eligible persons for participation in the plan and determines the type of option grant and the number of shares of common stock subject to each option granted, the exercise price of each option, the time and conditions of vesting or exercisability of each option and all other terms and conditions of each option, including the form of the written option agreement between us and the recipient that evidences each option grant and sets forth the terms and conditions of such option. The Committee interprets the plan and the application thereof, establishes such rules and regulations it deems necessary or desirable for the administration of the plan and may impose, incidental to the grant of a stock option, conditions with respect to the grant, such as limiting competitive employment or other activities. The Committee may take action such that any or all outstanding stock options shall become vested or exercisable in part or in full.

The Committee may delegate some or all of its power and authority to our chief executive officer or our other executive officers as the Committee deems appropriate. However, the Committee may not delegate its power and authority with regard to the selection for participation in the plan of an executive officer or other person subject to Section 16 of the Securities Exchange Act of 1934, or decisions concerning the timing, pricing or amount of an option grant to such an executive officer or other person.

ELIGIBILITY AND PARTICIPATION

Participants in this Plan shall consist of such directors, officers, other employees, consultants and advisors of our company and our subsidiaries as the Committee in its sole discretion may select. As of November 6, 2007, we had approximately 44 employees and officers, and management estimates that up to 100% may be granted stock options under the 2008 Stock Plan. If the nominees for election named in this proxy statement are elected, eight directors will qualify for stock options under the 2008 Stock Plan, and management estimates that all will be granted stock options under the 2008 Stock Plan.

OFFERING OF COMMON STOCK

Under the terms of the 2008 Stock Plan, 800,000 shares of our common stock will be available for delivery upon exercise of stock options. To the extent that shares of common stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option, then such shares of common stock shall again be available under this 2008 Stock Plan. Shares of common stock shall be made available from authorized and unissued shares of common stock, or authorized and issued shares of common stock reacquired and held as treasury shares or otherwise or a combination thereof.

As of November 6, 2007, options to purchase a total of 612,999 shares of common stock had been granted under our 2000 and 2003 Stock Plans to our employees, directors and advisers. An additional 69,188 shares of common stock are available for future option grants under our 2000 and 2003 Stock Plans. At October 22, 2007, the last reported sale price of our common stock on the OTC Bulletin Board was $0.98 per share.

In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number and class of securities available under 2008 Stock Plan, the limitation on option grants, the number and class of securities for which options are to be granted to non-employee directors, the number and class of securities subject to each outstanding option and the purchase price per security subject to an option shall be appropriately adjusted by the Committee.

LIMITS ON STOCK OPTION GRANTS

All stock option grants under the 2008 Stock Plan shall be subject to the following limitations:

  No grant of more than 5% of our then issued and outstanding shares of common stock may be granted to any one person within a 12 month period;

  No grant of more than 2% of our then issued and outstanding shares of common stock may be granted in a 12 month period to (i) any one consultant or (ii) any one employee conducting Investor Relations activities;

  No person may be granted stock options in any calendar year with respect to more than 100,000 shares of common stock;

  Prior approval of our disinterested stockholders shall be required for any reduction in either the exercise or purchase price of any stock option if the recipient of such grant is an officer, director or beneficial owner of greater than 10% of our then issued and outstanding common stock; and

  This 2008 Stock Plan shall be subject to a review by the Committee every three years for unallocated stock option rights and entitlements.

SUMMARY OF STOCK OPTIONS UNDER THE 2008 STOCK PLAN

The Committee may, in its discretion, grant options, including incentive stock options, to purchase shares of our common stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an incentive stock option, shall be a non-qualified stock option. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this 2008 Stock Plan, as the Committee shall deem advisable:

  The number of shares of common stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value (determined as of the date of grant) of a share of Common Stock on the date of grant of such option; provided further, that if an incentive stock option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10% of the total combined voting power of all classes of our capital stock, the purchase price per share of common stock shall be the price (currently 110% of Fair Market Value) required by the Internal Revenue Code in order to constitute an incentive stock option. "Fair Market Value" shall mean the closing transaction price of a share of our common stock as reported in the OTC Bulletin Board, or other exchange where our common stock is listed, on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which transactions were reported.

  The period during which an option may be exercised shall be determined by the Committee; provided, however, that no stock option shall be exercisable later than eight years after its date of grant. The Committee may, in its discretion, establish performance measures or other criteria which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

Commencing on December 11, 2007, and, thereafter, on the date of each next successive annual meeting of stockholders during the term of the 2008 Stock Plan, each person who is elected or re-elected as a director of our company will be granted a non-qualified stock option to purchase 20,000 shares of our common stock at a purchase price per share of the Fair Market Value of a share of common stock on the date of the grant of such options. If a person is first elected or begins to serve as a director on a date other than the date of an annual meeting, such person shall be granted an option to purchase 20,000 shares of our common stock or such other number of shares of Common Stock as determined by the Committee in each such instance at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of the grant of such option. Each option granted will be fully exercisable on and after its date of grant and will expire eight years after its date of grant.

Upon termination of an optionee's employment with us by reason of the optionee's death or total disability, each option then held by that optionee will be exercisable to the extent that the option is exercisable on the effective date of such termination, for a period of no more than one year after the date of such termination, but in no event after the expiration date of such option. If an optionee's employment is terminated by the optionee for any reason other than total disability or death or if an optionee's employment is terminated by us without Cause, each option held by such optionee will be exercisable to the extent that the option is exercisable on the effective date of such termination, for a period of no more than 90 days after the date of such termination, but in no event after the expiration date of such option. If an optionee's employment is terminated by us for Cause, each option held by such optionee shall terminate automatically on the date of such termination. If an optionee's employment is terminated by us without Cause, each option held by such optionee will be exercisable to the extent that the option is exercisable on the effective date of such termination (unless the Committee determines that the option shall be fully exercisable), for a period of no more than 90 days after the date of such termination, but in no event after the expiration date of such option. "Cause" is defined as the willful engaging in conduct which is demonstrably injurious to our company, including conduct that, in our reasonable judgment, does not conform to the standard of our executives, any act of dishonesty, commission of a felony or a significant violation of any statutory or common law duty of loyalty to our company. The terms of exercise of an option upon termination of employment may be modified by the Committee.

AMENDMENT TO AND TERMINATION OF THE 2008 STOCK PLAN

The 2008 Stock Plan may be amended or terminated by the Board without further stockholder approval, except that stockholder approval is required if any applicable federal or state law or regulation or rules of any stock exchange on which our shares are listed or quoted so requires. The Board may also determine, in its discretion, to submit other amendments or alterations to stockholders for approval.

In addition, subject to the terms of the 2008 Stock Plan, no amendment or termination of the 2008 Stock Plan may alter or impair the right of a grantee under any option granted under the 2008 Stock Plan.

Unless earlier terminated by the Board, the 2008 Stock Plan will expire on December 10, 2017.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

We believe that under present law the following are the United States federal tax consequences generally arising with respect to Awards granted under the 2008 Stock Plan. This summary is for stockholder informative purposes and is not intended to provide tax advice to grantees. This summary does not address the effect of foreign, including Canadian, tax law to the grantee or our company.

The grant of an option will create no tax consequences for the grantee or us. The grantee will have no taxable income upon exercising an Incentive Stock Option (ISO) (except that the alternative minimum tax may apply) and we will receive no deduction at the time. Upon exercising an option other than an ISO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable stock acquired on the date of exercise. In the case of options other than ISOs, we will be entitled to a deduction for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired upon the exercise of an option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to us in connection with a disposition of shares acquired pursuant to an option except that we will be entitled to a deduction (and the grantee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied. Different tax rules apply with respect to grantees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, when they sell stock in a transaction deemed to be a nonexempt purchase under that statute.

With respect to other Awards granted under the 2008 Stock Plan that may be settled in stock that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received less the amount paid, if any. We will be entitled to a deduction for the same amount. With respect to Awards involving stock that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, less the amount paid, if any. We will be entitled to a deduction for the same amount. In certain circumstances, a grantee may elect to be taxed at the time of receipt of shares on the excess of the fair market value of the shares less the purchase price, if any, rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture.

The foregoing provides only a general description of the application of federal income tax laws to certain types of Awards under the 2008 Stock Plan. The summary does not address the effects of foreign (including Canadian), state and local tax laws. Because of the variety of Awards that may be made under the 2008 Stock Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

NEW PLAN BENEFITS

It is not possible to determine how many discretionary grants, nor what types, will be made in the future to grantees. It is also not possible to determine how many discretionary grants will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of our common stock that will be distributed to grantees.

VOTE REQUIRED

Adoption of the proposal to approve the 2008 Stock Plan requires an affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE TURBOSONIC TECHNOLOGIES, INC. 2008 STOCK PLAN.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS:

The following table provides information as of June 30, 2007 about our equity compensation plans:

	Number of Securities to	Weighted Average –
	be Issued upon Exercise	Exercise Price of	Number of Securities
	of Outstanding Options,	Outstanding Options,	Remaining Available
Plan Category	Warrants and Rights	Warrants and Rights	for Future Issuance

Equity compensation plans approved by security holders:	455,000	$1.0187	43,500
- 2003 Stock Plan
Equity compensation plans not approved by security holders:
- 2000 Stock Plan	157,999	$0.7128	25,688

	612,499	$0.9398	69,188

We instituted the 2000 Stock Plan [the "2000 Plan"] with the express purpose of encouraging key employees, as well as other individuals who render services to us, by affording such persons with opportunities to participate in equity ownership of our company. The 2000 Plan provides for the grant of non-qualified options, stock awards and stock purchase rights. Collectively, these are referred to as stock rights. The 2000 Plan, adopted by us on February 9, 2000, is administered by the Board of Directors, which determines to whom such stock rights may be granted, at which times the stock rights shall be granted and the time or times when each option shall become exercisable and the duration of the exercise period. The exercise price per each non-qualified option granted under the 2000 Plan shall be not less than the fair market value per share of common stock on the date of such grant. The stock, subject to stock rights, shall be authorized but unissued shares of our common stock or shares of common stock reacquired by us in any manner. The aggregate number of shares that may be issued, pursuant to the 2000 Plan, is 937,500, of which 157,999 have been granted and remain outstanding, and 752,813 have been granted and exercised.

RATIFICATION OF INDEPENDENT AUDITORS

Our Audit Committee has appointed Mintz & Partners LLP as our independent auditors for the 2008 fiscal year (July 1, 2007 through June 30, 2008) subject to stockholders ratification. Although stockholder ratification of the Audit Committee's action in this respect is not required, the Board of Directors considers it desirable for stockholders to ratify such an appointment.

A representative of Mintz & Partners LLP is expected to attend the meeting. He or she will have the opportunity to speak at the meeting if he or she wishes and will also respond to appropriate questions.

Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories are as follows:

Mintz & Partners LLP	2007	2006
Audit fees	$74,142	$55,828
Audit-related fees	$ --	$ 8,589
Tax fees	$ 5,575	$ 5,583
All other fees	$28,877	$14,112
	$108,594	$84,112

Audit fees services include fees associated with the annual audit, assistance with and review of documents filed with the Securities and Exchange Commission and comfort letters. Audit-related fees principally consist of audit-related consultation. Tax fees include tax compliance and tax consultations. All other fees include quarterly reviews of our 10-QSB filings and general accounting consultations. Mintz & Partners LLP has unrestricted access to the Audit Committee to discuss audit findings and other financial matters.

The audit committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The policy provides for pre-approval by the audit committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the audit committee must approve the permitted service before the independent auditor is engaged to perform it.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MINTZ & PARTNERS LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL 2008.

STATEMENT OF CORPORATE GOVERNANCE

Our business is managed under the direction of the Board of Directors. The Board delegates the conduct of business to our senior management team.

Our board of directors has determined that each of our non-employee directors (Richard H. Hurd, Julien J. Hradecky, Glen O. Wright, Andrew T. Miekle and Ken Kivenko), who collectively constitute a majority of our board, meets the general independence criteria set forth in the Nasdaq Marketplace rules.

The Board usually meets three to four times a year in regularly scheduled meetings. It may meet more often if necessary. The Board held seven meetings in fiscal 2007, with attendance by each director at 100% for all meetings, either in person or by telephone. The Chairman usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings. Board members may raise other matters at the meetings.

The Board considers all major decisions. The Board has established two standing committees, an Audit Committee and a Compensation Committee. The Audit Committee's duties and responsibilities are described below under "Report of Audit Committee". The Audit Committee, which is composed of Messrs. Hurd, Wright and Meikle, held four meetings relative to fiscal 2007, at which all members were present either in person or by telephone, with the exception of Glen Wright for the September 2007 audit committee meeting. The Board of Directors has determined that Messrs. Wright and Meikle meet the Nasdaq Marketplace Rule definition of "independent" for audit committee purposes and that Mr. Hurd meets the general definition of independence for members of the board of directors, but not the definition of "independent" for audit committee purposes as he received consulting fees during the fiscal year ended June 30, 2007. The Board of Directors has also determined that Richard H. Hurd meets the SEC definition of an "audit committee financial expert".

The Compensation Committee is responsible for oversight and administration of executive compensation. The Compensation Committee does not have a written charter. The Compensation Committee, which is composed of Messrs. Wright and Hradecky, held 2 meetings in fiscal 2007, at which all members were present. The compensation committee annually reviews and determines both the cash and non-cash components of compensation paid to our directors and executive officers. The compensation committee does not rely on the use of outside consultants while carrying out its duties. No delegation of duties or functions to other parties has occurred. Our executive officers have historically not performed any role in determining or recommending the amount or form of executive or director compensation.

We do not have a nominating committee as the board has determined, given its relatively small size, to perform this function as a whole. We do not currently have a charter or written policy with regard to the nomination process. At this time, we do not have a formal policy with regard to the consideration of any director candidates recommended by our stockholders because historically we have not received recommendations for our shareholders.

Stockholders may propose director nominees for consideration by our Board of Directors. Stockholders can propose qualified candidates for director nominees by submitting, in writing, the names, appropriate biographical information and qualifications of such nominees to: Egbert Q. van Everdingen, Secretary, TurboSonic Technologies, Inc., 550 Parkside Drive, Suite A-14, Waterloo, Ontario, Canada N2L 5V4. Properly completed submissions that are received will be forwarded to the Board of Directors for further review and consideration. In considering any nominee proposed by a stockholder, the directors will reach a conclusion based on the factors described below. The Board does not intend to evaluate candidates proposed by stockholders any differently than other candidates. After full consideration, the stockholder proponent will be notified of the decision of the Board of Directors.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, in making its nominations, the board of directors considers, among other things, an individual's business experience, industry experience, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

During fiscal 2007, the Board increased its size from seven members to eight. The vacancy was filled by the Board by the appointment of Ken Kivenko on February 8, 2007. Edward F. Spink, our Chief Executive Officer, identified Mr. Kivenko as a candidate to the Board.

CODE OF ETHICS

We have a Code of Ethics that applies to all of our employees, including our Chief Executive Officer, Chief Financial Officer and VP Finance & Administration. The Code of Ethics was filed as an exhibit to our report on Form 10-KSB for the year ended June 30, 2004 and is available on our website at www.turbosonic.com at the Investor Relations page.

STOCKHOLDER COMMUNICATION WITH BOARD MEMBERS

We maintain contact information for stockholders, both telephone and email, on our website (www.turbosonic.com) under the heading "Contact Us." By following the Contact Us link, a stockholder will be given access to our telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for our Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone or mail for the Board are forwarded to the Board by one of our officers.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS

Our Board of Directors does not have a formal policy regarding attendance of directors at our annual stockholder meetings. All directors attended our 2006 annual meeting of stockholders.

REPORT OF AUDIT COMMITTEE

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is posted on the Investor Relations page of our website at www.turbosonic.com. The functions of the Audit Committee include the following:

  appointment of independent auditors, determination of their compensation and oversight of their work;

  review the arrangements for and scope of the audit by independent auditors;

  review the independence of the independent auditors;

  consider the adequacy and effectiveness of the accounting and financial controls;

  pre-approve audit and non-audit services;

  establish procedures regarding complaints relating to accounting, internal accounting controls, or auditing matters;

  review and approve any related party transactions; and

  discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls, and the independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to oversee the financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board of Directors.

In overseeing the preparation of TurboSonic's financial statements, the Audit Committee met with both management and outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. TurboSonic's management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted principles, and the Audit Committee discussed the statements with both management and outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to TurboSonic's outside auditors, the Audit Committee, among other things, discussed with Mintz & Partners LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee.

On the basis of these reviews and discussions, the Audit Committee recommended to TurboSonic's Board that it approve the inclusion of TurboSonic's audited financial statements in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007.

September 19, 2007	THE AUDIT COMMITTEE

Richard H. Hurd, Chairman
Glen O. Wright
Andrew T. Meikle

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

Set forth below is the aggregate compensation for services rendered in all capacities to us during our fiscal year ended June 30, 2007 by our chief executive officer and by executive officers receiving annual compensation exceeding $100,000 during our fiscal year ended June 30, 2007 (collectively the "Named Officers").

SUMMARY COMPENSATION TABLE (1)
Name and	Year	Salary	Option	Non-equity	All Other
Principal Position	Ended		Awards (2)	Incentive Plan	Compensation	Total
	June 30			Compensation (3)

Edward F. Spink	2007	$178,846	$22,900	$28,158	$ 3,089 (4)	$ 232,993
CEO, Chairman

Egbert Q. van Everdingen,	2007	$156,449	$22,900	$23,465	$ 3,089 (4)	$ 205,903
President, Secretary-Treasurer

Richard C. Gimpel,	2007	$120,000	$ 8,750	--	$ 89,398 (5)	$ 218,148
VP – Marketing & Sales

Ronald A. Berube	2007	$ 54,757	--	--	$ 86,076 (6)	$ 140,833
VP – Nozzle Marketing & Sales(7)

1)     No bonus awards were made except for bonus awards under Non-Equity Incentive Plan Compensation. We have no pension or deferred compensation plans to which we contribute.
2)     This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of option awards granted in fiscal 2007, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The fair value of the option award was calculated using the closing price of our common stock on the date of grant. For additional information, refer to note 12 of our financial statements in the Form 10-KSB for the year ended June 30, 2007. See the Grants of Plan-Based Awards Table below for information on stock awards made in 2007. Amounts in this column reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers.
3)     Amounts in this column represent annual performance-based bonuses earned in 2007 by the named executive officers under our 2007 cash bonus plan for achieving targets in our 2007 Business Plan.
4)     This represents directors fees received during fiscal 2007.
5)     This represents commission paid on orders received prior to fiscal 2007.
6)     This represents commission on orders received prior to and including fiscal 2007.
7)     Mr. Berube served as VP – Nozzles Marketing and Sales until his retirement in January 2007.

The recognized stock-based compensation expense listed as Option Awards for Mr. Spink in the above Summary Compensation table was derived from option awards made on January 5, 2007 at an exercise price of $1.10 per share, receiving 15,000 options as our Chief Executive Officer and 20,000 options as director and Chairman of the Board.

The recognized stock-based compensation expense listed as Option Awards for Mr. van Everdingen in the above Summary Compensation table was derived from option awards made on January 5, 2007 at an exercise price of $1.10 per share, receiving 15,000 options as our President and Secretary-Treasurer and 20,000 options as a director.

The recognized stock-based compensation expense listed as Option Awards for Mr. Gimpel in the above Summary Compensation Expense table was derived from an option award made on January 5, 2007 at an exercise price of $1.10 per share.

The options reflected in the above Summary Compensation table as having been granted to Messrs. Spink and van Everdingen, in their respective capacities as members of our board were immediately exerciseable upon their grant date. The options reflected therein as having been granted to Messrs. Spink, van Everdingen and Gimpel, in their respective capacities as employees will not become exerciseable prior to January 5, 2010.

None of our current executive officers are employed pursuant to an employment agreement with us.

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2007

	Number of Shares	Number of Shares
	Underlying	Underlying	Exercise	Expiration
	Unexercised Options	Unexercised Options	Price	Date
	Exerciseable	Unexerciseable (1)

Edward F. Spink	12,500	--	$0.28	12/11/2008
	35,000	--	$0.75	10/31/2010
	20,000	15,000	$1.10	1/05/2012

Egbert Q. van Everdingen	15,000	--	0.75	10/31/2010
	20,000	15,000	$1.10	1/05/2012

Richard C. Gimpel	5,000	12,500	$0.75	10/31/2010

1)     Options vest on January 5, 2010.

COMPENSATION OF DIRECTORS

	Fees Earned or
	Paid in Cash	Option Awards (1)	All Other Compensation	Total

Donald R. Spink	$7,502	$12,400	$ --	$19,902
Julien J. Hradecky	$ 7,944	$12,400	$ --	$ 20,344
Richard R. Hurd	$9,500	$12,400	$ 19,002 (2)	$ 40,902
Ken Kivenko	$ 3,751	$ 15,200	$ --	$ 18,951
Andrew T. Meikle	$ 8,385	$ 12,400	$ --	$ 20,785
Glen O. Wright	$ 8,606	$ 12,400	$ --	$ 21,006

1)     This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of option awards granted in fiscal 2007, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The fair value of the option award was calculated using the closing price of our common stock on the date of grant. For additional information, refer to note 12 of our financial statements in the Form 10-KSB for the year ended June 30, 2007. See the Grants of Plan-Based Awards Table below for information on stock awards made in 2007. Amounts in this column reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors.
2)     This represents consulting fees paid for advisory services provided to our executive officers in fiscal 2007.

During the first six months of the fiscal year ended June 30, 2007, our directors were each paid $500 (CAD for all board members, except Mr. Hurd who is in USD) for each board meeting attended. Commencing January 1, 2007, our non-executive directors were paid $2,500 per quarter, $500 for each regularly scheduled board meeting attended and $250 for each committee meeting attended. Our directors are periodically granted stock options, typically on a yearly basis. Non-executive directors receive reimbursement of out-of-pocket expenses incurred for each board meeting or committee meeting attended. During the fiscal year ended June 30, 2007, there was a grant of 20,000 options to each director, which vested immediately, had an exercise price of $1.10 and an expiry date of January 5, 2012, except for one new director whose award had an exercise price of $1.35 and an expiry date of February 8, 2012.

SECURITY OWNERSHIP

The following table sets forth, as of November 2, 2007, the number of shares of our common stock beneficially owned by each person who, to our knowledge, is the holder of 5% or more of our common stock, by each of our directors, nominees and Named Officers and by all of our executive officers and directors as a group.

Name and Address of Beneficial Owner or	Number of Shares Beneficially Owned		Approximate Percentage of Class
Identity or Group	(1)

Dr. Donald R. Spink, Sr. (*)	1,333,070	(3) (4)	8.1%
Edward F. Spink	1,154,968	(2) (5)	7.0%
Egbert Q. van Everdingen	346,120	(2) (6)	2.1%
Richard H. Hurd	86,673	(4)	**
Julien J. Hradecky	224,423	(4)	1.4%
Glen O. Wright	40,000	(4)	**
Andrew T. Meikle	40,000	(4)	**
Ken Kivenko	27,000	(7)	**
Richard C. Gimpel	35,625	(8)	**
Ronald A. Berube	148,000	(2) (9)	**
Dynamis Advisors, LLC (11)	1,621,583		10.0%
Heartland Advisors, Inc. (12)	990,000		6.1%
Bard Associates, Inc. (13)	1,137,275		7.0%
Sprott Asset Management, Inc. (14)	1,033,800		6.4%
Boston Partners Asset Management LLC (15)	809,990		5.0%
All Executive Officers and Directors	3,485,290	(10)	21.2%
as a group (12 persons)

(*)     Dr. Spink's address is c/o TurboSonic Technologies, Inc. 550 Parkside Drive, Suite A-14, Waterloo, Ontario, N2L 5V4, Canada.

(**)     Less than 1%.

(1)     Unless otherwise indicated, all persons named below have sole voting and investment power over listed shares.

(2)     Includes shares of TurboSonic Canada Inc., a wholly owned subsidiary of our company, which by their terms are convertible at any time into a like number of shares of Common Stock of our company ("TurboSonic Canada Shares").

(3)     Includes 764,609 TurboSonic Canada Shares owned by Canadian numbered corporation, over which shares Dr. Spink exercises voting control. (4) Includes 40,000 shares issuable upon exercise of vested options.

(5)     Includes 67,500 shares issuable upon exercise of vested options.

(6)     Includes 35,000 shares issuable upon exercise of vested options

(7)     Includes 20,000 shares issuable upon exercise of vested options.

(8)     Includes 5,000 shares issuable upon exercise of vested options.

(9)     At the time of his retirement on January 25, 2007, included 12,500 shares issuable upon exercise of vested options, which have been since exercised.

(10)   Includes 439,375 shares issuable upon exercise of vested options.

(11)   Pursuant to a Schedule 13-G filed on February 9, 2007 and information available to us, Frederic S. Bocock, Alexander H. Bocock and John H. Bocock, have shared power to direct the disposition of, and the vote of, 1,621,583 shares. The address of the beneficial owner is 310 Fourth St., Suite 101, Charlottesville, VA 22902.

(12)   Pursuant to a Schedule 13-G filed on February 12, 2007, Heartland Advisors, Inc. and William J. Nasgovitz have shared power to direct the disposition of, and the vote of, 990,000 shares. The address of the beneficial owner is 789 North Water St., Milwaukee, WI 53202.

(13)   Pursuant to a Schedule 13-G filed on February 6, 2007, Bard Associates, Inc. has the sole power to direct the disposition of 1,137,375 shares and the sole power to direct the vote of 103,750 shares. The address of the beneficial owner is 135 South LaSalle St., Suite 2320, Chicago, IL 60603.

(14)   Pursuant to a Schedule 13-G filed on April 26, 2007, Sprott Asset Management, Inc. has the sole power to direct the disposition of 1,033,800 shares and the sole power to direct the vote of 1,033,800 shares. The address of the beneficial owner is Suite 2700, South Tower, Royal Bank Plaza, PO Box 27, Toronto, ON M5J 2J1, Canada.

(15)   Pursuant to a Schedule 13-G filed on February 14, 2007, Boston Partners Asset Management LLC has the sole power to direct the disposition of 809,990 shares and the sole power to direct the vote of 809,990 shares. The address of the beneficial owner is 28 State St., 21st Floor, Boston, MA 02109.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by the SEC regulation to furnish our company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such reports filed with us, we believe that during the year ended June 30, 2007 such reporting persons complied with the filing requirements of said Section 16(a), except that:

  Edward F. Spink, our Chief Executive Officer, did not file on a timely basis one Form 4 reflecting one transaction;

  Richard H. Hurd, a director of our company, did not file on a timely basis six Form 4s reflecting an aggregate of seven transactions;

  Dr. Donald R. Spink, Sr., a director of our company, did not file on a timely basis one Form 4 reflecting one transaction;

  Carl A. Young, our Chief Financial Officer, did not file on a timely basis one Form 3, as well as two Form 4s each reflecting one transaction;

  Ken Kivenko, a director of our company, did not file on a timely basis one Form 3.

Each of the delinquent Form 3s and Form 4s was subsequently filed with the SEC.

ACCOMPANYING INFORMATION

Accompanying this proxy statement is a copy of our annual report to stockholders on Form 10-KSB, for our fiscal year ended June 30, 2007. Such annual report includes our audited financial statements for the two fiscal years ended June 30, 2007. No part of such annual report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made.

OTHER MATTERS

The Board knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

Exhibit A to 2007 Proxy Statement

TURBOSONIC TECHNOLOGIES, INC.
2008 STOCK OPTION PLAN

1.0 INTRODUCTION

1.1.  PURPOSES. The purposes of the 2008 Stock Option Plan (this "Plan") of TURBOSONIC TECHNOLOGIES, INC. (the "Company") and its subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries") are (i) to align the interests of the Company’s stockholders and the recipients of stock option grants under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, consultants, advisors and well-qualified persons who are not officers or employees of the Company for service as directors of the Company, and (iii) to motivate such persons to act in the long-term best interests of the Company’s stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary and, in the case of a director, consultant or advisor who is not an employee, the rendering of services to the Company or a Subsidiary.

1.2.  ADMINISTRATION. This Plan shall be administered either by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") designated by the Board consisting of three or more members of the Board, each of whom shall be a ("Non-Employee Director") within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As used herein, the term "Committee" shall mean the Board if no such committee is designated, and shall mean such committee during such times as it is so designated.

The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and shall determine the type of option grant and the number of shares of Common Stock subject to each option granted hereunder, the exercise price of each option, the time and conditions of vesting or exercisability of each option and all other terms and conditions of each option, including, without limitation, the form of the written stock option agreement between the Company and the recipient that evidences each option grant and sets forth the terms and conditions of such option (the "Agreement"). The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish such rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of a stock option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive. The Committee may, in its sole discretion and for any reason at any time take action such that any or all outstanding stock options shall become vested or exercisable in part or in full.

The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an option grant to such an officer or other person.

No member of the Board of Directors or the Committee, and neither the Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A-1-

Exhibit A to 2007 Proxy Statement

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.3.  ELIGIBILITY. Participants in this Plan shall consist of such officers, other employees, consultants and advisors of the Company and its Subsidiaries from time to time as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Directors of the Company shall be eligible to participate in this Plan in accordance with Sections 2.0 and 3.0.

1.4.  SHARES AVAILABLE. Subject to adjustment as provided in Section 5.7, 800,000 shares of the common stock, par value $0.10 per share, of the Company ("Common Stock"), shall be available for issuance pursuant to option grants under this Plan. To the extent that shares of Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option, then such shares of Common Stock shall again be available under this Plan. If any shares of Common Stock subject to a stock option granted hereunder are withheld or applied as payment in connection with the exercise of such option or the withholding or payment of taxes related thereto ("Returned Shares"), such Returned Shares, shall again be made available under this Plan.

Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

2.0 STOCK OPTIONS

2.1.  GRANTS OF STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an incentive stock option, shall be a non-qualified stock option. An incentive stock option shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, which is intended by the Committee to constitute an incentive stock option. Each incentive stock option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any Subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute non-qualified stock options. "Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported in the OTC Bulletin Board, or other exchange where the Common Stock is listed, on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which transactions were reported; provided that if Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee pursuant to Section 409A of the Code and regulations issued thereunder.

2.2.  TERMS OF STOCK OPTIONS. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

a)     Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an incentive stock option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an incentive stock option.

A-2-

Exhibit A to 2007 Proxy Statement

b)    Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no stock option shall be exercisable later than eight years (or five years where the optionee is a Ten Percent Holder) after its date of grant. The Committee may, in its discretion, establish performance measures or other criteria which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

c)     Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) in cash, check, money order or bank draft payable to TurboSonic Technologies, Inc.. and (ii) by executing such documents as the Company may reasonably request No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3. TERMINATION OF EMPLOYMENT

a)    Total Disability. Unless otherwise specified in the Agreement relating to an option, if an optionee’s employment with the Company terminates by reason of Total Disability, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee’s termination of employment and may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee’s termination of employment, and (ii) the expiration date of the term of such option. For purposes of this Plan, "Total Disability" shall mean the inability of such optionee substantially to perform such optionee’s duties and responsibilities for a continuous period of six (6) months.

b)     Death. Unless otherwise specified in the Agreement relating to an option, if an optionee’s employment with the Company terminates by reason of death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee’s death and may thereafter be exercised by such optionee’s executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

c)     Other Termination by Optionee. Unless otherwise specified in the Agreement relating to an option, if an optionee’s employment with the Company is terminated by the optionee for any reason other than Total Disability or Death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee’s termination of employment and may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee’s termination of employment, and (ii) the expiration date of the term of such option.

d)     Termination by Company for Cause. Unless otherwise specified in the Agreement relating to an option, if an optionee’s employment is terminated by the Company for Cause, each option held by such optionee shall terminate automatically on the date of such termination. For purposes of this Plan, "Cause" shall be, with respect to any optionee, the willful engaging in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, does not conform to the standard of the Company’s executives, any act of dishonesty, commission of a felony or a significant violation of any statutory or common law duty of loyalty to the Company.

A-3-

Exhibit A to 2007 Proxy Statement

e)     Termination by Company Without Cause. Unless otherwise specified in the Agreement relating to an option, if an optionee’s employment with the Company is terminated by the Company without Cause, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee’s termination of employment and may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee’s termination of employment, and (ii) the expiration date of the term of such option; provided, however, that the Committee may, in its sole and absolute discretion, provide that each option held by such optionee shall become fully exercisable and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days after the effective date of such optionee’s termination of employment and (ii) the expiration date of the term of such option.

f)     Death Following Termination of Employment. Unless otherwise specified in the Agreement relating to an option, if an optionee dies during the period set forth in Section 2.3(a) following termination of employment by reason of Total Disability, or if an optionee dies during the period set forth in Section 2.3(c) or 2.3(e) following termination of employment by the optionee for any reason other than Total Disability or Death or termination by the Company without Cause, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee’s death and may thereafter be exercised by such optionee’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

3.0 ANNUAL OPTION GRANTS TO DIRECTORS

3.1.  ELIGIBILITY. Each member of the Board of Directors of the Company shall be granted options to purchase shares of Common Stock in accordance with this Section 3.0. All options granted under this Section 3.0 shall constitute non-qualified stock options.

3.2.  GRANTS OF STOCK OPTIONS. Each Director shall be granted non-qualified stock options as follows:

a)     Commencing on December 11, 2007, the date of the Company’s 2007 annual meeting of stockholders and, thereafter, on the date of each next successive annual meeting of stockholders during the term of this Plan, each person who is elected or re-elected as a director of the Company at any such annual meeting shall be granted an option to purchase 20,000 shares of Common Stock at a purchase price per share of the Fair Market Value of a share of Common Stock on the date of the grant of such options. If a person is first elected or begins to serve as a director of the Company on a date other than the date of an annual meeting, such person shall be granted an option to purchase 20,000 shares of Common Stock or such other number of shares of Common Stock as determined by the Committee in each such instance at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of the grant of such option.

b)   Option Period and Exercisability. Each option granted under this Section 3.0 shall be fully exercisable on and after its date of grant. Each option granted under this Section 3.0 shall expire eight years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Section 3.0 shall be exercisable in accordance with this Section 3.2(b) and Section 3.2(c), as applicable.

A-4-

Exhibit A to 2007 Proxy Statement

c)     Termination of Directorship

(i.)   Total Disability. Unless otherwise specified in the Agreement relating to an option, if a director’s directorship with the Company terminates by reason of Total Disability, each option held by such non-employee director shall be exercisable only to the extent that such option is exercisable on the effective date of such director’s termination of directorship and may thereafter be exercised by such (or such director’s legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such non-employee director’s termination of directorship and (ii) the expiration date of the term of such option. For purposes of this Plan, "Total Disability" of a director shall mean the inability of such director substantially to perform such director’s duties and responsibilities as a director for a continuous period of six months.

(ii.)  Death. Unless otherwise specified in the Agreement relating to an option, if a director’s directorship with the Company terminates by reason of death, each option held by such director shall be exercisable only to the extent that such option is exercisable on the date of such director’s death and may thereafter be exercised by such director’s executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

(iii.)  Other Termination by Director. Unless otherwise specified in the Agreement relating to an option, if a director’s directorship with the Company is terminated by the director for any reason other than Total Disability or death, each option held by such director shall be exercisable only to the extent that such option is exercisable on the effective date of such director’s termination of directorship and may thereafter be exercised by such director (or such director’s legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days (or such other period as set forth in the Agreement relating to such option) after the effective date of such director’s termination of directorship and (ii) the expiration date of the term of such option.

(iv.) Termination for Cause. Unless otherwise specified in the Agreement relating to an option granted to a director, if the director is removed from the Board of Directors for Cause, such option shall terminate automatically on the date of such termination.

(v.) Termination by Company Without Cause. Unless otherwise specified in the Agreement relating to an option, if a director’s directorship with the Company is terminated by the Company without Cause, each option held by such director shall be exercisable only to the extent that such option is exercisable on the effective date of such director’s termination of directorship and may thereafter be exercised by such director (or such director’s legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days (or such other period as set forth in the Agreement relating to such option) after the effective date of such director’s termination of directorship and (ii) the expiration date of the term of such option.

(vi.) Death Following Termination. Unless otherwise specified in the Agreement relating to an option, if a director dies during the period set forth in Section 3.2(c)(i) following termination of directorship by reason of Total Disability, or if a director dies during the period set forth in Section 3.2(c)(iii) or 3.2(c)(v) following termination of directorship by the director for any reason other than Total Disability or Death or termination of directorship by the Company without Cause, each option held by such director shall be exercisable only to the extent that such option is exercisable on the date of such director’s death and may thereafter be exercised by such director’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

A-5-

Exhibit A to 2007 Proxy Statement

4.0 LIMITATIONS UPON STOCK OPTION GRANTS

4.1.  LIMITATION UPON GRANTS. All stock option grants under this Plan shall be subject to the following limitations:

a)     No grant of more than five percent (5%) of the Company’s then issued and outstanding shares of Common Stock may be granted to any one person within a twelve (12) month period;

b)    Notwithstanding Section 4.1(a), no grant of more than two percent (2%) of the Company’s then issued and outstanding shares of Common Stock may be granted in a twelve (12) month period to (i) any one consultant or (ii) any one employee conducting Investor Relations activities;

c)     Notwithstanding Sections 4.1(a) and (b), no person may be granted stock options in any calendar year with respect to more than 100,000 shares of Common Stock; provided, however, that these grants shall be subject to adjustment as prescribed in Section 5.7 and 5.8;

d)     Prior approval of the Company’s disinterested stockholders shall be required for any reduction in either the exercise or purchase price of any stock option if the recipient of such grant is an officer, director or beneficial owner of greater than 10% of the Company’s then issued and outstanding common stock; and

e)     This Plan shall be subject to a review by the Committee every three (3) years for unallocated stock option rights and entitlements.

5.0 GENERAL

5.1.  EFFECTIVE DATE AND TERM OF PLAN. This Plan became effective as of December 11, 2007, subject to approval on that date by the Company’s stockholders. This Plan shall terminate ten (10) years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any option granted prior to termination.

5.2.  AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation; provided, however, that no amendment shall be made without stockholder approval if such amendment would (i) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 5.7), or (ii) extend the term of this Plan. No amendment may impair the rights of a recipient of an outstanding option without the consent of such recipient or, in the case of an outstanding incentive stock option, effect any change inconsistent with Section 422 of the Code; provided further, that the terms of Section 3.0 (pertaining to grants to directors) shall not be amended more than once every six months, other than to comply with changes required by applicable law, rules or regulations or changes required to retain or obtain favorable tax treatment under the Code, or the rules and regulations thereunder. Without the prior approval of the stockholders of the Company, except as provided in Section 5.7 or 5.8 hereof, no option issued under this Plan shall be repriced or regranted at a lower option price or replaced by an option with a lower option price.

5.3.  AGREEMENT. No option shall be valid until an Agreement is executed by the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

5.4.  NON-TRANSFERABILITY.

a)     Except as provided in subsection (b) below, no option hereunder shall be transferable other than (i) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) pursuant to a binding domestic relations order.

A-6-

Exhibit A to 2007 Proxy Statement

Except to the extent permitted by the foregoing sentence, each option may be exercised during the optionee’s lifetime only by the optionee or the optionee’s legal representative or similar person. Except as permitted by the second preceding sentence, no option granted hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option granted hereunder, such option and all rights thereunder shall immediately become null and void.

b)    Notwithstanding subsection (a) above, to the extent provided in the Agreement or otherwise permitted by the Committee, an option may be transferred, without consideration, to a Permitted Transferee. For this purpose, a "Permitted Transferee" in respect of any grantee of an option means any member of the Immediate Family (as defined below) of such grantee, any trust of which all of the primary beneficiaries are such grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such grantee or members of his or her Immediate Family; and the "Immediate Family" of a grantee means the grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews or the spouse of any of the foregoing individuals. Such option may be exercised by such transferee in accordance with the terms of such option.

5.5.  TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an option grant hereunder. Unless otherwise provided in an Agreement relating to an option grant, (i) the recipient may elect that the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise or vesting of the option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with such grant (the "Tax Date") in the minimum statutory amount necessary to satisfy any such obligation or (ii) the recipient may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Common Stock (for which the recipient has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value determined as of the Tax Date, equal to the minimum statutory amount necessary to satisfy any such obligation, (C) a cash payment by a broker-dealer acceptable to the Company to whom the recipient of an option has submitted an irrevocable notice of exercise, or (D) any combination of (A), (B) and (C), in each case to the extent not prohibited by the Agreement relating to the option grant. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the recipient; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (i) or (ii)(B)-(D) and that in the case of a recipient who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the recipient.

5.6. RESTRICTIONS ON SHARES. Each option grant hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any option granted hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

A-7-

Exhibit A to 2007 Proxy Statement

5.7.  ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the limitation on option grants set forth in Section 1.4, the number and class of securities for which options are to be granted to non-employee directors pursuant to Section 3.0, the number and class of securities subject to each outstanding option and the purchase price per security subject to an option shall be appropriately adjusted by the Committee. In the case of adjustments to outstanding options pursuant to this Section 5.7 (i) such adjustments shall not result in an increase in the aggregate purchase price of such options and (ii) the ratio of the purchase price of the securities subject to such options to the Fair Market Value of the securities subject to such options immediately after such adjustment shall be no greater than the ratio of the purchase price of the Common Stock subject to such options to the Fair Market Value of the Common Stock immediately prior to such adjustment. The decision of the Committee regarding any such adjustment shall be final and binding. If any adjustment would result in a fractional security being (A) available under this Plan, such fractional security shall be disregarded, or (B) subject to an option under this Plan, the Company shall pay the recipient, in connection with the first exercise of the option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (C) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

5.8. EFFECT OF CERTAIN TRANSACTIONS.

a)     In the event that the Company enters into an agreement (i) to dispose of all or substantially all of its assets, in contemplation of the distribution of the net proceeds of such sale to the Company’s shareholders, or (ii) to consummate a merger or consolidation in which the Company is not the surviving or resulting corporation, or in the event the persons who, as of the date of the adoption of this Plan by the Board of Directors, hold 60% or more of the outstanding capital stock of the Company enter into an agreement to sell all of such stock (such distribution, merger, consolidation or sale being hereinafter referred to as a "Transaction"), then (unless otherwise specified in the Agreement relating to an option), the Committee shall provide, at its election made in its sole and absolute discretion, for one or more of the following: (A) for each outstanding option, whether or not then vested or exercisable, to be replaced with a comparable option with respect to shares of capital stock of a successor or purchasing corporation or parent thereof (in the manner described in Section 5.7), or (B) for each outstanding option, whether or not then vested or exercisable, to be assumed by a successor or purchasing corporation or parent thereof (and, in the event of such assumption, each outstanding option shall continue to be vested or exercisable, on the terms and subject to the conditions set forth in, and in cumulative amounts at the times provided in, the Agreement relating to such option but shall, from and after the consummation of such Transaction, be with respect to the capital stock, cash and/or other property received by the common stockholders of the Company in such Transaction in an amount equal to what the recipient of such option would have received had the option vested or been exercised immediately prior to the consummation of such Transaction), or (C) for each outstanding option, whether or not then vested or exercisable, to become vested or exercisable during such period prior to the scheduled consummation of such Transaction as may be specified by the Committee; provided, however, that such elections of the Committee shall apply identically, by their terms, to all recipients of options granted under this Plan (unless otherwise required by an Agreement). In the event the Committee elects to cause the options not then otherwise exercisable to become exercisable prior to such Transaction (an "Accelerated Option"), any exercise of an Accelerated Option shall be conditioned upon, and shall be effective only concurrently with, the consummation of such Transaction; and if such Transaction is not consummated, the exercise of such Accelerated Options shall be of no further force or effect (and an optionee may elect, with respect to the exercise during such period of an option that was otherwise exercisable, to so condition such exercise upon the consummation of the Transaction). All options not exercised prior to the consummation of such Transaction (and which are not being assumed by a successor or purchasing corporation or parent thereof) shall terminate and be of no further force or effect as of the consummation of such Transaction.

A-8-

Exhibit A to 2007 Proxy Statement

b)    With respect to any optionee who is subject to Section 16 of the Exchange Act, (i) notwithstanding the exercise periods set forth in Section 2.3 and 3.2(c), or as set forth pursuant to such Section in any Agreement to which such optionee is a party, and (ii) notwithstanding the expiration date of the term of such option, in the event the Company is involved in a business combination pursuant to which such optionee receives a substitute option with respect to securities of any entity, including an entity directly or indirectly acquiring the Company, then each outstanding option held by such optionee immediately prior to such Transaction (or any option in substitution thereof) shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the date set forth pursuant to the then applicable paragraph of Section 2.3, 3.2(c) or the expiration date of the term of the option, as the case may be, and (y) the date which is six months and one day after the consummation of such business combination.

5.9.  NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

5.10. RIGHTS AS STOCKHOLDER. No person shall have any rights as a stockholder of the Company with respect to any shares of Common Stock which are subject to an option grant hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

5.11. DESIGNATION OF BENEFICIARY. If permitted by the Company, an option recipient may file with the Committee a written designation of one or more persons as such recipient’s beneficiary or beneficiaries (both primary and contingent) in the event of the recipient’s death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

Each beneficiary designation shall become effective only when filed in writing with the Committee during the recipient’s lifetime on a form prescribed by the Committee. The spouse of a married recipient domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee’s executor, administrator, legal representative or similar person.

5.12. GOVERNING LAW. This Plan, each option granted hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.13. FOREIGN EMPLOYEES. Without amending this Plan, the Committee may grant stock options to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

A-9-

TURBOSONIC TECHNOLOGIES, INC.

550 Parkside Drive, Suite A-14
Waterloo, Ontario
Canada N2L 5V4

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward F. Spink and Egbert Q. van Everdingen as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them, to represent and vote, as designated on the reverse side hereof, all the shares of common stock of TurboSonic Technologies, Inc. (the "Company") held of record by the undersigned on November 2, 2007, at the Annual Meeting of Stockholders to be held on Tuesday, December 11, 2007, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1, 2 and 3.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS OF

TURBOSONIC TECHNOLOGIES, INC.

December 11, 2007

Please date, sign and mail
your proxy card in the
envelope provided
as soon as possible.

Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑
1)	Election of Directors
NOMINEES:

	 FOR ALL NOMINEES		 Edward F. Spink
 Dr. Donald R. Spink, Sr.
	 WITHHOLD AUTHORITY		 Egbert Q. van Everdingen
	FOR ALL NOMINEES		 Richard H. Hurd
 Julien J. Hradecky
	 FOR ALL EXCEPT		 Glen O. Wright
	(See instruction below)		 Andrew T. Meikle
 Ken Kivenko
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold, as shown here : ☑

2)	To approve the TurboSonic Technologies, Inc. 2008 Stock Plan.

	FOR 	AGAINST 	ABSTAIN 

3)	To ratify the appointment of Mintz & Partners LLP as the Company's independent auditors for the fiscal year ending June 30, 2008.

	FOR 	AGAINST 	ABSTAIN 

4)	To transact such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder		Signature of Stockholder	Date

NOTE:	Please sign exactly as name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.